EXHIBIT 23.3

                          CONSENT OF AGENT FOR SERVICE



     We consent to our being named as agent for service for Optimal Robotics Corp. in this registration statement.


                                          CT Corporation System


Dated January 18, 2000                    By:   /s/ Thomas Baldwin.
                                               --------------------------------
                                          Name:    Thomas Baldwin
                                          Title:   Sr. Customer Specialist